UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2026

Cocrystal Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38418	35-2528215
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

19805 N. Creek Parkway Bothell, WA	98011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 262-7123

(Former name or former address, if changed since last report.):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	COCP	The Nasdaq Stock Market LLC
(The Nasdaq Capital Market)

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 14, 2026, the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of Cocrystal Pharma, Inc. (the “Company”) was held. At the 2026 Annual Meeting, the Company’s stockholders voted on (i) the election of five members of the Company’s Board of Directors (Proposal 1); (ii) ratification of the appointment of Weinberg & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2); and (iii) approval of an adjournment of the 2026 Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the 2026 Annual Meeting to approve any of the proposals presented for a vote at the 2026 Annual Meeting (Proposal 3), all as described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 27, 2026.

Set forth below are the voting results on each matter submitted to the stockholders at the 2026 Annual Meeting.

Proposal 1. The Company’s stockholders voted to elect the following five individuals as directors to hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified:

Nominee	Votes For	Abstentions	Broker Non-Votes
Dr. Roger Kornberg	6,113,868	392,124	2,860,552
Dr. Phillip Frost	6,276,012	229,980	2,860,552
Mr. Fred Hassan	6,293,331	212,661	2,860,552
Mr. Richard C. Pfenniger, Jr.	5,964,606	541,386	2,860,552
Mr. Steven Rubin	5,914,522	591,470	2,860,552

Proposal 2. The Company’s stockholders voted to ratify the appointment of Weinberg & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstentions
9,181,034	174,923	10,587

As there were sufficient votes to approve Proposals 1 and 2, Proposal 3 was moot.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cocrystal Pharma, Inc.

Date: July 17, 2026	By:	/s/ James Martin
	Name:	James Martin
	Title:	Chief Financial Officer